                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                      February 15, 2006

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On February 15, 2006, Hancock Holding Company
issued a press release announcing quarterly dividend.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated February 15, 2006, headed "Hancock Holding
                             Company announces quarterly dividend"

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 15, 2006

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                                                  For More Information Contact
February 15, 2006                                                      Carl J. Chaney, Chief Financial Officer
                                                                       Paul Guichet, VP-Investor Relations
                                                                       800.522.6542 or 228.563.6559

                         Hancock Holding Company announces quarterly dividend

     GULFPORT,  MS (February 15, 2006) - Hancock  Holding  Company  (NASDAQ:  HBHC) today announced that the company's  board of directors  approved a regular  first  quarter 2006 common stock cash  dividend of $0.195 per share.

     Approved  during the  February  meeting of the  company's  board of  directors,  the regular  quarterly common stock cash dividend is payable March 15, 2006, to shareholders of record as of March 3, 2006.

     Hancock  Holding  Company  - the  parent  company  of  Hancock  Bank  (Mississippi),  Hancock  Bank  of
Louisiana, Hancock Bank of Florida, and Magna Insurance Company - has assets of nearly
$6.0  billion.  Founded in 1899,  Hancock  Bank  stands  among the  strongest,  safest  five-star  financial institutions  in America.  Hancock Bank  operates 102 offices and more than 140  automated  teller  machines throughout South Mississippi,  Alabama,  Louisiana and the Florida Panhandle as well as subsidiaries Hancock
Investment Services, Inc., Hancock Insurance Agency, and Harrison Finance Company.

     Investors  can access  additional  corporate  information  or on-line  banking and bill pay services at
www.hancockbank.com.

"SAFE HARBOR"  STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the
Private  Securities  Litigation Act of 1995 in an effort to encourage  corporations  to provide  information about  companies'  anticipated  future  financial  performance.  This act  provides  a safe  harbor for such disclosure,  which protects the companies from  unwarranted  litigation if actual results are different from management  expectations.  This  release  contains  forward-looking  statements  and  reflects  management's current views and estimates of future economic  circumstances,  industry  conditions,  Company  performance,
and  financial  results.  These  forward-looking   statements  are  subject  to  a  number  of  factors  and
uncertainties  which could cause the Company's  actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

                                                   - 30 -